Exhibit 99.2
FORM OF LETTER TO CLIENTS OF NOMINEE HOLDERS
T-MOBILE US, INC.
19,750,000 Shares of Common Stock
Offered Pursuant to Rights Distributed to Record Stockholders of
T-Mobile US, Inc.
June 26, 2020
To Our Clients:
Enclosed for your consideration is the Company’s Prospectus Supplement, dated June 23, 2020 (together with the accompanying prospectus, the “Prospectus”), and the “Instructions for Use of T-Mobile US, Inc. Subscription Rights Certificates” relating to the offering (the “rights offering”) by T-Mobile US, Inc., a Delaware corporation (the “Company”) of shares of common stock of the Company, par value $0.00001 per share (the “common stock”), pursuant to transferable subscription rights (the “rights”) distributed to all holders of record of shares of the common stock at 5:00 p.m., Eastern Time, on June 25, 2020 (the “record date”). The rights are described in the Prospectus.
In the rights offering, the Company is offering an aggregate of 19,750,000 shares of common stock pursuant to the Prospectus. The rights will expire, if not exercised, by 5:00 p.m., Eastern Time, on July 27, 2020 (the “expiration date”), unless extended by the Company. If you do not exercise your rights at or before the expiration date of this rights offering, your unexercised rights will be null and void and will have no value.
Please note that since you hold your shares in the name of a broker, dealer, or other nominee who uses the services of the Depository Trust Company, you must exercise your rights before 5:00 p.m., Eastern Time, on the expiration date.
As described in the accompanying Prospectus, you will receive one right for each share of common stock carried by us in your account as of the record date.
Each right will allow the holder thereof to subscribe for 0.05 shares of common stock (the “basic subscription right”) at the subscription price of $103.00 per share (the “subscription price”). As an example, if you owned 1,000 shares of common stock as of the record date, you would receive 1,000 rights pursuant to your basic subscription right, and you would have the right to purchase 50 shares of common stock in the rights offering pursuant to your basic subscription right. See “The Rights Offering—The Rights” in the Prospectus.
In addition, rights holders who fully exercise their basic subscription right will be entitled to subscribe for additional shares of common stock that remain unsubscribed as a result of any unexercised basic subscription rights (the “over-subscription right”). The over-subscription right allows a rights holder to subscribe for additional shares of common stock at the subscription price per share on a pro rata basis if any shares are not purchased by other holders of subscription rights under their basic subscription rights as of the expiration date. “Pro rata” means in proportion to the number of shares of common stock that you and the other rights holders have subscribed for under the over-subscription right. The over-subscription right does not apply to the subscription rights that are being waived, not exercised or otherwise permitted to lapse by each of SoftBank, Deutsche Telekom and Marcelo Claure. In other words, you will not receive pro rata over-subscription rights with respect to the shares of common stock that would have been allocated to SoftBank, Deutsche Telekom and Marcelo Claure if they had not agreed to waive the exercise and transfer of their subscription rights. See “The Rights Offering—Participation by Deutsche Telekom, SoftBank and Marcelo Claure” in the Prospectus.
A holder may exercise such holder’s over-subscription right only if such holder exercised its basic subscription right in full and other holders of rights do not exercise their basic subscription rights in full. If there are not enough shares of common stock to satisfy all subscriptions made under the over-subscription right, the Company will allocate the remaining shares of common stock pro rata, after eliminating all fractional shares, among those over-subscribing rights holders. For purposes of determining if a holder has fully exercised its basic subscription right, the Company will consider only the basic subscription right held by such holder in the same capacity. See “The Rights Offering—Basic Subscription Rights and Over-Subscription Rights” in the Prospectus.
The rights are evidenced by rights certificates (the “subscription rights certificates”).

THE MATERIALS ENCLOSED ARE BEING FORWARDED TO YOU AS THE BENEFICIAL OWNER OF COMMON STOCK CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. EXERCISES OF RIGHTS MAY BE MADE ONLY BY US AS THE RECORD OWNER AND PURSUANT TO YOUR INSTRUCTIONS. Accordingly, we request instructions as to whether you wish us to elect to subscribe for any shares of common stock to which you are entitled pursuant to the terms and subject to the conditions set forth in the enclosed Prospectus. However, we urge you to read the Prospectus and other enclosed materials carefully before instructing us to exercise your rights.
Your instructions to us should be forwarded as promptly as possible in order to permit us to exercise rights on your behalf in accordance with the provisions of the rights offering. The rights offering will expire at 5:00 p.m., Eastern Time, on the expiration date. Once you have exercised your basic subscription right and over-subscription right, such exercise may not be revoked.
If you wish to have us, on your behalf, exercise the rights for any shares of common stock to which you are entitled, please so instruct us by timely completing, executing and returning to us the instruction form attached to this letter.
With respect to any instructions to exercise (or not to exercise) rights, the enclosed Beneficial Holder Election Form must be completed and returned in sufficient time to allow us to process your request and submit your instructions to the subscription agent by 5:00 p.m., Eastern Time, on July 27, 2020, the scheduled expiration date of the rights offering (which may be extended by the Company).
ANY QUESTIONS OR REQUESTS FOR ASSISTANCE CONCERNING THE RIGHTS OFFERING SHOULD BE DIRECTED TO D.F. KING & CO., INC., THE INFORMATION AGENT, AT THE FOLLOWING TOLL-FREE TELEPHONE NUMBER: (800) 829-6551.

FORM OF BENEFICIAL HOLDER ELECTION FORM
The undersigned acknowledge(s) receipt of your letter and the enclosed materials referred to therein relating to the offering of common stock, par value $0.00001 per share (the “common stock”), of T-Mobile US, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to such terms in the Prospectus Supplement, dated June 23, 2020 (together with the accompanying prospectus, the “Prospectus”).
With respect to any instructions to exercise (or not to exercise) rights, the undersigned acknowledges that this form must be completed and returned in sufficient time to allow us to process your request and submit your instructions to the subscription agent by 5:00 p.m., Eastern Time, on July 27, 2020, the scheduled expiration date of the rights offering (which may be extended by the Company).
This form will instruct you whether to exercise rights to purchase shares of the Company’s common stock distributed with respect to the shares of the Company’s common stock held by you for the account of the undersigned, pursuant to the terms and subject to the conditions set forth in the Prospectus and the related “Instructions for Use of T-Mobile US, Inc. Subscription Rights Certificates”.
Box 1.  ☐  Please DO NOT EXERCISE RIGHTS for shares of common stock.
Box 2.  ☐  Please EXERCISE RIGHTS for shares of common stock as set forth below.
The number of rights for which the undersigned gives instructions for exercise under the right should not exceed the number of rights that the undersigned is entitled to exercise. The undersigned is only entitled to the over-subscription right if the undersigned exercises its basic subscription right in full.
	Number of Shares	Subscription Price	Payment
Basic subscription right:	x	$103.00	$ (Line 1)
Over-subscription right:	x	$103.00	$ (Line 2)
	Total Payment Required		$
			(Sum of Lines 1 and 2 must equal total of amounts in Boxes 3 and 4.)
Box 3.  ☐  Payment in the following amount is enclosed: $
Box 4.  ☐  Please deduct payment from the following account maintained by you as follows:

Type of Account	Account No.

Amount to be Deducted:	$

Signature(s)

Please type or print name(s) below:
Date: ____________, 2020